EXHIBIT 10.3

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, (II) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (III) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

                         YAMHILL VALLEY VINEYARDS, INC.

                          COMMON STOCK PURCHASE WARRANT


         FOR VALUE RECEIVED, Yamhill Valley Vineyards, Inc., an Oregon corporation (the "Company"), grants to James W. Shires (the "Purchaser") the right, subject to the terms and conditions herein set forth, to purchase at any time prior to the termination of this Warrant pursuant to Section 7 below, at a price per share equal to $0.001 (the "Warrant Price"), that number of fully paid and nonassessable shares of the Common Stock of the Company determined in accordance with Section 1 below (the "Warrant Shares"). This Warrant is nontransferable and may only be exercised at one time for all Warrant Shares and not in partial increments.

         1. Number of Warrant Shares. The number of shares of the Company's Common Stock for which this Warrant is exercisable shall be equal to the quotient obtained by dividing (a) $200,000 by (b) the greater of (i) the price at which the Company agrees to sell shares of its in the Company's initial public offering (the "Initial Public Offering") or (ii) $5.00. In the event that the Initial Public Offering does not close on or before the first anniversary of the date hereof, the number of shares of the Company's Common Stock for which this Warrant is exercisable shall equal 33,334.

         2. Adjustment of Warrant Price and Warrant Shares. The Warrant Shares issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events, as follows:

                  (a) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision.

combination, reclassification or other change. If shares of the class of the Company's stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

                  (b) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the shares of the Company's capital stock of the same class and series as the Warrant Shares (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Warrant Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

         3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its holder to any of the rights of a shareholder of the Company.

         4. Exercise of Warrant. This Warrant may be exercised in whole by the holder, at any time after the date hereof and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise attached hereto as Attachment 1, duly completed and executed at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Shares issuable upon such exercises shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Shares issuable upon such exercise.

         5. Certificate of Adjustment. Whenever the Warrant Price or number or type of Warrant Shares is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         6. Transfer of Warrant. This Warrant may not be transferred or assigned by the holder hereof in whole or in part.

         7.       Termination. This Warrant shall terminate upon the earlier of
(i) 5:00 p.m., Oregon time, on the first anniversary of the date hereof, or (ii) the date on which the Company executes an underwriting agreement in connection with the Initial Public Offering.

         8. "Market Stand-Off" Agreement. As a condition to the Company's obligation to issue the Warrant Shares upon exercise of this Warrant, the Purchaser shall enter into an agreement with the Company, in the form requested by the Company, that the Purchaser shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of or engage in any other transaction regarding any of the Warrant Shares for one (1) year following the effective date of the Initial Public Offering. The Company shall have the right to place restrictive legends on the certificates representing the shares subject to such agreement and to impose stop transfer instructions with respect to such shares until the end of such period.

         9. Miscellaneous. This Warrant shall be governed by the laws of the State of Oregon, as such laws are applied to contracts to be entered into and performed entirely in Oregon by Oregon residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the holder of this Warrant. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

                [Remainder of page is intentionally left blank.]

ISSUED:  October 15th, 2002



                                      YAMHILL VALLEY VINEYARDS, INC.




                                      Signed:
                                             -----------------------------------

                                      Printed:
                                             -----------------------------------

                                      Title:
                                             -----------------------------------

                                  Attachment 1

                               NOTICE OF EXERCISE

TO:  Yamhill Valley Vineyards, Inc.

         1. The undersigned hereby elects to purchase _____________________ shares of Common Stock of Yamhill Valley Vineyards, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


-------------------------------------
(Name)


-------------------------------------
(Address)



-------------------------------------     --------------------------------------
(Date)                                    (Name of Warrant Holder)


                                          By:
                                             -----------------------------------


                                         Title:
                                               ---------------------------------
                                               (Name of purchaser, and title and
                                               signature of authorized person)

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, (II) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (III) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

                         YAMHILL VALLEY VINEYARDS, INC.

                          COMMON STOCK PURCHASE WARRANT


         FOR VALUE RECEIVED, Yamhill Valley Vineyards, Inc., an Oregon corporation (the "Company"), grants to Scott Crawford (the "Purchaser") the right, subject to the terms and conditions herein set forth, to purchase at any time prior to the termination of this Warrant pursuant to Section 7 below, at a price per share equal to $0.001 (the "Warrant Price"), that number of fully paid and nonassessable shares of the Common Stock of the Company determined in accordance with Section 1 below (the "Warrant Shares"). This Warrant is nontransferable and may only be exercised at one time for all Warrant Shares and not in partial increments.

         1. Number of Warrant Shares. The number of shares of the Company's Common Stock for which this Warrant is exercisable shall be equal to the quotient obtained by dividing (a) $200,000 by (b) the greater of (i) the price at which the Company agrees to sell shares of its in the Company's initial public offering (the "Initial Public Offering") or (ii) $5.00. In the event that the Initial Public Offering does not close on or before the first anniversary of the date hereof, the number of shares of the Company's Common Stock for which this Warrant is exercisable shall equal 33,334.

         2. Adjustment of Warrant Price and Warrant Shares. The Warrant Shares issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events, as follows:

                  (a) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision. combination, reclassification or other change. If shares of the class of the Company's stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares of stock, the Warrant Price shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class of stock to be outstanding immediately after such event bears to the total number of shares of such class of stock outstanding immediately prior to such event.

                  (b) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the shares of the Company's capital stock of the same class and series as the Warrant Shares (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Warrant Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

         3. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its holder to any of the rights of a shareholder of the Company.

         4. Exercise of Warrant. This Warrant may be exercised in whole by the holder, at any time after the date hereof and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise attached hereto as Attachment 1, duly completed and executed at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Shares issuable upon such exercises shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Shares issuable upon such exercise.

         5. Certificate of Adjustment. Whenever the Warrant Price or number or type of Warrant Shares is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         6. Transfer of Warrant. This Warrant may not be transferred or assigned by the holder hereof in whole or in part.

         7.       Termination. This Warrant shall terminate upon the earlier of
(i) 5:00 p.m., Oregon time, on the first anniversary of the date hereof, or (ii) the date on which the Company executes an underwriting agreement in connection with the Initial Public Offering.

         8. "Market Stand-Off" Agreement. As a condition to the Company's obligation to issue the Warrant Shares upon exercise of this Warrant, the Purchaser shall enter into an agreement with the Company, in the form requested by the Company, that the Purchaser shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of or engage in any other transaction regarding any of the Warrant Shares for one (1) year following the effective date of the Initial Public Offering. The Company shall have the right to place restrictive legends on the certificates representing the shares subject to such agreement and to impose stop transfer instructions with respect to such shares until the end of such period.

         9. Miscellaneous. This Warrant shall be governed by the laws of the State of Oregon, as such laws are applied to contracts to be entered into and performed entirely in Oregon by Oregon residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the holder of this Warrant. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

                [Remainder of page is intentionally left blank.]

ISSUED:  October 15th, 2002



                                      YAMHILL VALLEY VINEYARDS, INC.




                                      Signed:
                                             -----------------------------------

                                      Printed:
                                              ----------------------------------

                                      Title:
                                            ------------------------------------

                                  Attachment 1

                               NOTICE OF EXERCISE

TO:  Yamhill Valley Vineyards, Inc.

         1. The undersigned hereby elects to purchase _____________________ shares of Common Stock of Yamhill Valley Vineyards, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


--------------------------------
(Name)

--------------------------------
(Address)



--------------------------------        --------------------------------
(Date)                                  (Name of Warrant Holder)


                                     By:
                                        -----------------------------


                                     Title:
                                           --------------------------
                                           (Name of purchaser, and title and
                                            signature of authorized person)